EXHIBIT 10.36


                     STOCK PLEDGE AGREEMENT
   This  Stock  Pledge  Agreement (this "Agreement")  dated  as  of
December  13,  2004,  between CORNELL  CAPITAL  PARTNERS,  LP,  a
Delaware limited partnership (the "Pledgee"), and Apros  &  Chay,
Ltd. (the "Pledgor").
                           BACKGROUND
      DCI   USA,   Inc.  ("DCI")  has  entered  into  a  Securities
Purchase  Agreement  dated  as of the date  hereof  (as  amended, modified, restated or supplemented from time to time (the "SPA Agreement")) pursuant to which Pledgee provides or will provide certain financial accommodations to DCI.
   In  order  to induce Pledgee to provide or continue  to  provide the  financial  accommodations described in  the  SPA  Agreement,
Pledgor has agreed to pledge and grant a security interest in the
collateral  described  herein  to  Pledgee  on  the   terms   and
conditions set forth herein.
   NOW,  THEREFORE,  in  consideration  of  the  premises  and  for other  good  and valuable consideration the receipt of  which  is hereby acknowledged, the parties hereto agree as follows:
   1.   Defined  Terms.   All  capitalized terms  used  herein  which
are  not defined shall have the meanings given to them in the SPA
Agreement.
   2.   Pledge  and  Grant  of  Security  Interest.   To  secure  the
full  and  punctual  payment and performance of  the  obligations under  the  SPA  Agreement (the "Indebtedness"),  Pledgor  hereby pledges,  assigns, hypothecates, transfers and grants a  security interest  to  Pledgee in 48,500,000 shares of  Technoprises  Ltd.
(the "Issuer") common stock held by Pledgor (the "Collateral").
   3.   Delivery   of  Collateral.   All  certificates   representing
or evidencing the Collateral shall be delivered to and held by or on  behalf of Pledgee pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in  form  and substance satisfactory to Pledgee.  Pledgor  hereby authorizes  the  Issuer  upon demand by Pledgee  to  deliver  any
certificates,  instruments  or  other  distributions  issued   in
connection with the Collateral directly to Pledgee, in each  case
to  be  held  by Pledgee, subject to the terms hereof.   Upon  an
Event of Default ("Event of Default") under the Secured Debenture given by DCI USA, Inc. to the Pledgee on the date hereof, Pledgee shall  have  the  right, during such time in its  discretion  and without  notice to the Pledgor, to transfer to or to register  in the  name  of Pledgee or any of its nominees any or  all  of  the
Collateral.   In addition, Pledgee shall have the right  at  such
time  to  exchange  certificates or instruments  representing  or evidencing  the  Collateral for certificates  or  instruments  of smaller or larger denominations.
   4.   Representations   and   Warranties   of   Pledgor.    Pledgor
represents  and  warrants to Pledgee (which  representations  and warranties  shall be deemed to continue to be made until  all  of the Indebtedness has been paid in full) that:
      (a)   The   execution,  delivery  and  performance   by   Pledgor
of  this Agreement and the pledge of the Collateral hereunder  do not  and  will  not  result in any violation  of  any  agreement, indenture,  instrument, license, judgment,  decree,  order,  law, statute,  ordinance  or  other governmental  rule  or  regulation applicable to Pledgor.
      (b)   This   Agreement   constitutes  the   legal,   valid,   and
binding  obligation  of Pledgor enforceable  against  Pledgor  in accordance with its terms.
      (c)   Pledgor  is  the  direct  and  beneficial  owner  of   each
share of the Collateral.
      (d) All of the shares of the Collateral have been duly authorized, validly issued and are fully paid and nonassessable.
      (e)   No   consent  or  approval  of  any  person,   corporation,
governmental  body, regulatory authority or other entity,  is  or will be necessary for (i) the execution, delivery and performance of  this  Agreement, (ii) the exercise by Pledgee of  any  rights with respect to the Collateral or (iii) the pledge and assignment of,  and  the  grant  of a security interest in,  the  Collateral hereunder.
      (f)   There  are  no  pending  or,  to  the  best  of   Pledgor's
knowledge,  threatened actions or proceedings before  any  court, judicial  body,  administrative agency or  arbitrator  which  may materially adversely affect the Collateral.
      (g)   Pledgor   has  the  requisite  power   and   authority   to
enter into this Agreement and to pledge and assign the Collateral to Pledgee in accordance with the terms of this Agreement.
      (h)   Pledgor   owns   the  Collateral  and,   except   for   the
pledge  and  security interest granted to Pledgee hereunder,  the
Collateral shall be, immediately following the closing of the transactions contemplated by the SPA Agreement, free and clear of
any   other  security  interest,  pledge,  claim,  lien,  charge,
hypothecation,  assignment,  offset  or  encumbrance   whatsoever
(collectively, "Liens").
      (i)   None    of    the   Collateral   has   been    issued    or
transferred   in   violation  of  the  securities   registration,
securities  disclosure  or similar laws of  any  jurisdiction  to which such issuance or transfer may be subject.
          (j)   The pledge and assignment of the Collateral and the grant of a security interest under this Agreement vest in Pledgee all rights of Pledgor in the Collateral as contemplated by this
               Agreement.
   5.   Covenants.     Pledgor    covenants    that,    until     the
Indebtedness shall be satisfied in full:
   (a)   Pledgor   will   not   sell,   assign,   transfer,   convey,
or otherwise dispose of its rights in or to the Collateral or any interest  therein; nor will Pledgor create, incur  or  permit  to exist  any  Lien whatsoever with respect to any of the Collateral or the proceeds thereof other than that created hereby.
   (b)   Pledgor  shall  at  any  time,  and  from  time   to   time,
upon  the  written request of Pledgee, execute and  deliver  such further  documents and do such further acts and things as Pledgee may  reasonably request in order to effect the purposes  of  this
Agreement  including,  but  without  limitation,  delivering   to
Pledgee  upon  the occurrence of an Event of Default  irrevocable proxies  in  respect  of the Collateral in form  satisfactory  to
Pledgee.
   6.   Voting  Rights  and  Dividends.   Pledgor  shall  retain  all
voting  control and all other rights and incidents thereto  until the occurrence of an Event of Default.
   7.   Sale.   Pledgor  recognizes that, in  the  Event  of  Default
of  the  failure  by  DCI  USA, Inc. to repay  the  Indebtedness,
Pledgee  may  liquidate the Collateral to  pay  off  the  balance remaining  to be paid. Any such sales shall be made in compliance with the terms and conditions of the SPA Agreement.
   8.   Proceeds   of   Sale.   The  proceeds  of   any   collection,
recovery,  receipt, appropriation, realization  or  sale  of  the
Collateral shall be applied by Pledgee to the payment of the Indebtedness, in whole or in part, in such order as Pledgee may elect.
   9.   Waiver  of  Marshaling.   Pledgor  hereby  waives  any  right
to compel any marshaling of any of the Collateral.
   10.   No   Waiver.    Any  and  all  of  Pledgee's   rights   with
respect  to the Liens granted under this Agreement shall continue
unimpaired,  and  Pledgor  shall  be  and  remain  obligated   in
accordance  with  the  terms  hereof,  notwithstanding  (a)   the
bankruptcy,  insolvency or reorganization  of  Pledgor,  (b)  the release  or  substitution of any item of the  Collateral  at  any time,  or  of any rights or interests therein, or (c) any  delay, extension  of  time,  renewal,  compromise  or  other  indulgence granted  by  Pledgee  in reference to any  of  the  Indebtedness.
Pledgor  hereby  waives all notice of any such delay,  extension, release,  substitution, renewal, compromise or other  indulgence, and  hereby  consents to be bound hereby as fully and effectively as  if Pledgor had expressly agreed thereto in advance.  No delay or  extension of time by Pledgee in exercising any power of sale, option  or  other right or remedy hereunder, and  no  failure  by
Pledgee to give notice or make demand, shall constitute a  waiver thereof,  or limit, impair or prejudice Pledgee's right  to  take any  action  against Pledgor or to exercise any  other  power  of sale, option or any other right or remedy.
   11.   Waivers.
      (a)   EACH    PARTY   HERETO   HEREBY   EXPRESSLY   WAIVES    ANY
RIGHT  TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE  OF
ACTION  (A) ARISING UNDER THIS AGREEMENT OR ANY OTHER INSTRUMENT,
DOCUMENT   OR  AGREEMENT  EXECUTED  OR  DELIVERED  IN  CONNECTION
HEREWITH,  OR  (B)  IN  ANY  WAY CONNECTED  WITH  OR  RELATED  OR
INCIDENTAL  TO THE DEALINGS OF THE PARTIES HERETO  OR  ANY  OTHER
AGREEMENT  EXECUTED OR DELIVERED BY THEM IN CONNECTION  HEREWITH,
OR  THE  TRANSACTIONS  RELATED HERETO OR THERETO,  IN  EACH  CASE
WHETHER  NOW EXISTING OR HEREAFTER ARISING, AND WHETHER  SOUNDING
IN  CONTRACT  OR TORT OR OTHERWISE AND EACH PARTY  HERETO  HEREBY
AGREES  AND CONSENTS THAT ANY CLAIM, DEMAND, ACTION OR  CAUSE  OF
ACTION  SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND  THAT
ANY  PARTY  MAY FILE AN ORIGINAL COUNTERPART OR A  COPY  OF  THIS
SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH
PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.
   12.   Miscellaneous.
      (a)   This   Agreement   constitutes   the   entire   and   final
agreement  among the parties with respect to the  subject  matter hereof  and  may  not be changed, terminated or otherwise  varied except by a writing duly executed by the parties hereto.
      (b)   No   waiver   of   any   term   or   condition   of    this
Agreement,  whether  by delay, omission or  otherwise,  shall  be effective unless in writing and signed by the party sought to  be charged,  and  then such waiver shall be effective  only  in  the specific instance and for the purpose for which given.
      (c)   In   the  event  that  any  provision  of  this   Agreement
or the application thereof to Pledgor or any circumstance in any jurisdiction governing this Agreement shall, to any extent, be
invalid   or   unenforceable  under   any   applicable   statute,
regulation,  or  rule  of  law, such provision  shall  be  deemed inoperative  to  the  extent that it may conflict  therewith  and shall  be  deemed modified to conform to such statute, regulation or rule of law, and the remainder of this Agreement and the application of any such invalid or unenforceable provision to parties, jurisdictions, or circumstances other than to whom or to which  it  is held invalid or unenforceable shall not be affected thereby, nor shall same affect the validity or enforceability  of any other provision of this Agreement.
      (d)   This   Agreement  shall  be  binding  upon   Pledgor,   and
Pledgor's successors and assigns, and shall inure to the  benefit of Pledgee and its successors and assigns.
      (e)   Any    notice   or   other   communication   required    or
permitted pursuant to this Agreement shall be given in accordance with the Purchase Agreement.
      (f)   This    Agreement    shall    be    governed     by     and
interpreted  in  accordance with the laws of  the  State  of  New
Jersey without regard to the principles of conflict of laws.  The parties further agree that any action between them shall be heard in  Hudson  County,  New  Jersey, and expressly  consent  to  the jurisdiction  and  venue of the Superior  Court  of  New  Jersey, sitting in Hudson County and the United States District Court for
the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this
Paragraph.
      (g)   This   Agreement   may  be  executed   in   one   or   more
counterparts, each of which shall be deemed an original  and  all of  which  when taken together shall constitute one and the  same
agreement.   Any  signature delivered by  a  party  by  facsimile
transmission shall be deemed an original signature hereto.

                    [SIGNATURE PAGE FOLLOWS]
IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first written above.

                              APROS & CHAY, LTD

                              By:    /s/  Adam Ofek


CORNELL CAPITAL PARTNERS, LP

By:   Yorkville Advisors, LLC
Its:   General Partner

By:    /s/ Mark Angelo
Name:   Mark Angelo
Title:   Portfolio Manager


   The undersigned hereby acknowledges and consents to the Stock Pledge Agreement and agrees to take all steps necessary or desirable to recognize the Pledgee as the beneficial owner of the Collateral upon notice from the Pledgee that an Event of Default under the Secured Debenture has occurred.

                              TECHNOPRISES, LTD

                              By:    /s/ Adam Ofek

                              Name:_Adam
                              Ofek_________________________
                              Title:   President